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                                                                Exhibit 10.16.1



                                                 GENZYME CORPORATION

NOTICE OF GRANT OF STOCK OPTIONS                 ID: 06-1047163
AND OPTION AGREEMENT                             500 Kendall Street
                                                 Cambridge, MA 02142



OPTIONEE NAME                                    OPTION NUMBER:
OPTIONEE ADDRESS                                 PLAN:
                                                 ID:


Effective _________, you have been granted a(n) Non-Qualified Stock Option to buy _____ shares of GENZYME CORPORATION (the Company) stock at $_______ per share.

The total option price of the shares granted is $_________.

Shares in each period will become fully vested on the date shown.

   Shares               Vest Type              Full Vest           Expiration



                      MAINTAIN THIS COPY FOR YOUR RECORDS.



These options are granted under and governed by the terms and conditions of the Company's Stock Option plan as amended and the Option Agreement, all of which are attached and made a part of this document.


                                                                         Date:
                                                                         Time:

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               Genzyme Corporation 1998 Director Stock Option Plan
                              Terms and Conditions

1. PLAN INCORPORATED BY REFERENCE. THIS OPTION IS ISSUED PURSUANT TO THE TERMS OF THE PLAN AND MAY BE AMENDED AS PROVIDED IN THE PLAN. CAPITALIZED TERMS USED AND NOT OTHERWISE DEFINED IN THIS CERTIFICATE HAVE THE MEANINGS GIVEN TO THEM IN THE PLAN. THIS CERTIFICATE DOES NOT SET FORTH ALL THE TERMS AND CONDITIONS OF THE PLAN, WHICH ARE INCORPORATED HEREIN BY REFERENCE. GRANTS OF OPTIONS UNDER THE PLAN ARE AUTOMATIC AND ANY INTERPRETATION WITH RESPECT TO THE PLAN AND OPTIONS GRANTED UNDER IT SHALL BE DETERMINED BY A COMMITTEE CONSISTING OF ALL DIRECTORS OF THE COMPANY WHO ARE NOT ELIGIBLE TO PARTICIPATE IN THE PLAN AND SUCH DETERMINATIONS ARE FINAL AND BINDING. COPIES OF THE PLAN MAY BE OBTAINED UPON WRITTEN REQUEST WITHOUT CHARGE FROM THE SHAREHOLDER RELATIONS DEPARTMENT OF THE COMPANY.

2. OPTION PRICE. THE PRICE TO BE PAID FOR EACH SHARE OF STOCK ISSUED UPON EXERCISE OF THE WHOLE OR ANY PART OF THIS OPTION IS THE OPTION PRICE SET FORTH ON THE FACE OF THIS CERTIFICATE AS DETERMINED IN ACCORDANCE WITH THE PLAN (THE "OPTION PRICE").

3. PERIOD OF EXERCISE. THIS OPTION MAY BE EXERCISED FROM TIME TO TIME UP TO THE NUMBER OF SHARES AND IN ACCORDANCE WITH THE EXERCISABILITY SCHEDULE SET FORTH ON THE FACE OF THIS CERTIFICATE, BUT ONLY FOR THE PURCHASE OF WHOLE SHARES. A DIRECTOR WHO CEASES TO SERVE AS A MEMBER OF THE BOARD MAY, DURING HIS OR HER LIFETIME, EXERCISE THE RIGHTS HE OR SHE HAD UNDER THIS OPTION AT THE TIME HE OR SHE CEASED BEING A DIRECTOR FOR THE FULL UNEXPIRED TERM OF SUCH OPTION. UPON THE DEATH OF THE DIRECTOR, THOSE ENTITLED TO DO SO UNDER THE DIRECTOR'S WILL OR THE LAWS OF DESCENT AND DISTRIBUTION SHALL HAVE THE RIGHT, AT ANY TIME WITHIN TWELVE
(12) MONTHS AFTER THE DEATH, TO EXERCISE IN WHOLE OR IN PART ANY RIGHTS WHICH WERE AVAILABLE TO THE DIRECTOR AT THE TIME OF HIS OR HER DEATH. THIS OPTION MAY NOT BE EXERCISED AS TO ANY SHARES AFTER THE EXPIRATION DATE, WHICH SHALL BE TEN YEARS FROM THE DATE OF GRANT.

4. METHOD OF EXERCISE AND PAYMENT. THIS OPTION MAY BE EXERCISED ONLY BY WRITTEN NOTICE TO THE COMPANY AT ITS HEAD OFFICE ACCOMPANIED BY PAYMENT OF THE FULL OPTION PRICE FOR THE SHARES OF STOCK AS TO WHICH THEY ARE EXERCISED. THE OPTION PRICE SHALL BE PAID IN CASH OR BY CHECK. PROMPTLY FOLLOWING NOTICE AND PAYMENT, THE COMPANY WILL DELIVER TO THE DIRECTOR (OR OTHER PERSON ENTITLED TO EXERCISE THE OPTION) A CERTIFICATE REPRESENTING THE NUMBER OF SHARES WITH RESPECT TO WHICH THE OPTION IS BEING EXERCISED.

5. TRANSFERABILITY. THIS OPTION MAY BE TRANSFERRED WITHOUT CONSIDERATION (OR FOR SUCH CONSIDERATION AS THE COMMITTEE MAY FROM TIME TO TIME DEEM APPROPRIATE) BY THE HOLDER THEREOF TO ANY FAMILY MEMBER OF SUCH DIRECTOR; PROVIDED, HOWEVER, THAT NO SUBSEQUENT TRANSFER OF THIS OPTION SHALL BE PERMITTED EXCEPT FOR
TRANSFERS: (i) TO A FAMILY MEMBER OF SUCH DIRECTOR; (ii) BACK TO THE DIRECTOR; OR (iii) PURSUANT TO THE APPLICABLE LAWS OF DESCENT AND DISTRIBUTION. FOR THIS PURPOSE, "FAMILY MEMBER" SHALL MEAN (i) ANY CHILD, STEPCHILD, GRANDCHILD, PARENT, STEPPARENT, GRANDPARENT, SPOUSE, FORMER SPOUSE, SIBLING, NIECE, NEPHEW, MOTHER-IN-LAW, FATHER-IN-LAW, SON-IN-LAW, DAUGHTER-IN-LAW, BROTHER-IN-LAW, OR SISTER-IN-LAW, INCLUDING ANY ADOPTIVE RELATIONSHIPS, AND ANY OTHER PERSON SHARING THE TRANSFEROR DIRECTOR'S HOUSEHOLD (OTHER THAN AS A TENANT OR EMPLOYEE); (ii) ANY TRUST IN WHICH ANY OF THE PERSONS DESCRIBED IN CLAUSE (i) HOLDS A GREATER THAN 50% BENEFICIAL INTEREST; (iii) ANY FOUNDATION IN WHICH ANY OF THE PERSONS DESCRIBED IN CLAUSE (i) OR THE TRANSFEROR DIRECTOR CONTROLS THE MANAGEMENT OF ASSETS; OR (iv) ANY OTHER ENTITY IN WHICH ANY OF THE PERSONS DESCRIBED IN CLAUSE (i) OR THE DIRECTOR HOLDS MORE THAN 50% OF THE VOTING INTERESTS.

6. RECAPITALIZATIONS, MERGERS, ETC. IN THE EVENT OF A CONSOLIDATION OR MERGER OF THE COMPANY WITH ANOTHER CORPORATION WHERE THE COMPANY'S STOCKHOLDERS DO NOT OWN A MAJORITY IN INTEREST OF THE SURVIVING OR RESULTING CORPORATION, OR THE SALE OR EXCHANGE OF ALL OR SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY, OR A REORGANIZATION OR LIQUIDATION OF THE COMPANY, ANY DEFERRED EXERCISE PERIOD SHALL BE AUTOMATICALLY ACCELERATED AND THE DIRECTOR SHALL BE ENTITLED TO RECEIVE UPON EXERCISE AND PAYMENT IN ACCORDANCE WITH THE TERMS OF THE OPTION THE SAME SHARES, SECURITIES OR PROPERTY AS HE OR SHE WOULD HAVE BEEN ENTITLED TO RECEIVE UPON THE OCCURRENCE OF SUCH EVENT IF HE OR SHE HAD BEEN, IMMEDIATELY PRIOR TO SUCH EVENT, THE HOLDER OF THE NUMBER OF SHARES OF STOCK PURCHASABLE UNDER THIS OPTION OR, IF ANOTHER CORPORATION SHALL BE THE SURVIVOR, SUCH CORPORATION SHALL SUBSTITUTE THEREFOR SUBSTANTIALLY EQUIVALENT SHARES, SECURITIES OR PROPERTY OF SUCH OTHER CORPORATION; PROVIDED, HOWEVER, THAT IN LIEU OF THE FOREGOING THE BOARD MAY MAKE SUCH OTHER PROVISION AS IT MAY CONSIDER EQUITABLE TO THE DIRECTOR AND IN THE BEST INTERESTS OF THE COMPANY. NOTWITHSTANDING THE FOREGOING, IN THE EVENT OF A CHANGE IN CONTROL OF THE COMPANY (AS DEFINED IN A VOTE OF THE COMPENSATION COMMITTEE ADOPTED MAY 29, 2002), THIS OPTION SHALL BECOME EXERCISABLE AS TO ALL SHARES WITHOUT REGARD TO ANY DEFERRED EXERCISABILITY SCHEDULE OR DEFERRED EXERCISE PERIOD.

7. LIMITATION OF RIGHTS. NEITHER THE PLAN, NOR THE GRANTING OF THIS OPTION OR ANY OTHER ACTION TAKEN PURSUANT TO THE PLAN, SHALL CONSTITUTE AN AGREEMENT OR UNDERSTANDING, EXPRESS OR IMPLIED, THAT THE COMPANY WILL RETAIN AN OPTIONEE AS A DIRECTOR FOR ANY PERIOD OF TIME OR AT ANY PARTICULAR RATE OF COMPENSATION. A DIRECTOR SHALL HAVE NO RIGHTS AS A STOCKHOLDER WITH RESPECT TO THE SHARES COVERED BY THIS OPTION UNTIL THE DATE HE OR SHE EXERCISES SUCH OPTION AND PAYS THE OPTION PRICE TO THE COMPANY.

8. COMPLIANCE WITH SECURITIES LAWS. IT SHALL BE A CONDITION TO THE DIRECTOR'S RIGHT TO PURCHASE SHARES OF STOCK HEREUNDER THAT THE COMPANY MAY, IN ITS DISCRETION, REQUIRE (a) THAT THE SHARES OF STOCK RESERVED FOR ISSUE UPON THE EXERCISE OF THIS OPTION SHALL HAVE BEEN DULY LISTED, UPON OFFICIAL NOTICE OF ISSUANCE, UPON ANY NATIONAL SECURITIES EXCHANGE OR AUTOMATED QUOTATION SYSTEM ON WHICH THE COMPANY'S STOCK MAY THEN BE LISTED OR QUOTED, (b) THAT EITHER (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 WITH RESPECT TO THE SHARES SHALL BE IN EFFECT, OR (ii) IN THE OPINION OF COUNSEL FOR THE COMPANY, THE PROPOSED PURCHASE SHALL BE EXEMPT FROM REGISTRATION UNDER THAT ACT AND THE DIRECTOR SHALL HAVE MADE SUCH UNDERTAKINGS AND AGREEMENTS WITH THE COMPANY AS THE COMPANY MAY REASONABLE REQUIRE, AND (c) THAT SUCH OTHER STEPS, IF ANY, AS COUNSEL FOR THE COMPANY SHALL CONSIDER NECESSARY TO COMPLY WITH ANY LAW APPLICABLE TO THE ISSUE OF SUCH SHARES BY THE COMPANY SHALL HAVE BEEN TAKEN BY THE COMPANY OR THE DIRECTOR, OR BOTH. THE CERTIFICATES REPRESENTING THE SHARES PURCHASED UNDER THIS OPTION MAY CONTAIN SUCH LEGENDS AS COUNSEL FOR THE COMPANY SHALL CONSIDER NECESSARY TO COMPLY WITH ANY APPLICABLE LAW.

ACKNOWLEDGED AND AGREED:


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